American International Life Assurance Company of New York
                               Variable Account B
                              PROSPECTUS SUPPLEMENT


Supplement to the Prospectus for Variable Life Policies dated May 1, 1999 issued by Variable Account B American International Life Assurance Company of New York.

Delete the REPORT OF INDEPENDENT ACCOUNTANTS related to Variable Account B because the statement of assets and liabilities and the related footnotes have been omitted. The statement of assets and liabilities and the related footnotes are an integral part of the financial statements of Variable Account B.

Amend the Variable Account B financial statements as follows:

The following are condensed financial statements that were taken from the American International Life Assurance Company of New York Variable Account B audited financial statements. Complete audited financial statements are available without charge by calling (800) 340-2765 or writing to AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. A complete set of audited financial statements of the company and the variable account has been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.